SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

July 2, 2012
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Date of Report (date of earliest event reported)

Amber Resources Company of Colorado
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Exact name of Registrant as Specified in its Charter

Delaware	0-08874	84-0750506
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State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

370 17th Street, Suite 4300 Denver, Colorado 80202
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Address of Principal Executive Offices, Including Zip Code

(303) 293-9133
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On July 2, 2012, in connection with its ongoing Chapter 11 proceedings, Amber Resources Company of Colorado (the “Company”) terminated the employment of Stanley F. Freedman, the Company’s Executive Vice President, General Counsel and Secretary, without cause. The action was taken in connection with a reduction in the staffing of the Company's parent, Delta Petroleum Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBER RESOURCES COMPANY OF COLORADO

Date: July 5, 2012	By:	/s/ Kevin K. Nanke
Kevin K. Nanke Chief Financial Officer

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